POWER OF ATTORNEY

                                                                      Exhibit JJ

      Know all men by these presents that each of the undersigned constitutes and appoints CRAIGH LEONARD its true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for it and in its name, place and stead, in any and all capacities, to sign any and all Securities and Exchange Commission Forms 3, Forms 4, Forms 5 and Schedules 13D and 13G and Joint Filing Agreements relating thereto and any and all amendments thereto relating to Britesmile, Inc., and to file the same and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done, or have done or caused to be done prior to this date, by virtue hereof.


Dated: May 30, 2006


                                             CAP PROPERTIES LIMITED


                                             By:  /s/ Susan Looby
                                                  ------------------------------
                                                      Name: Susan Looby
                                                      Title: Officer


                                             EXCIMER VISION LEASING L.P.


                                             By:  CAP Properties Limited,
                                                  General Partner


                                             By:  /s/ Susan Looby
                                                  ------------------------------
                                                      Name: Susan Looby
                                                      Title: Officer


                                 Page 15 of 15